SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 23, 2002

                                  QUOVADX, INC.
                                  -------------
                           (FORMERLY XCARE.NET, INC.)
             (Exact name of registrant as specified in its charter)




         Delaware                       000-29273                85-0373486
-----------------------------          ------------          -------------------
(State  or  other  jurisdiction        (Commission             (IRS  Employer
     of incorporation)                 File Number)          Identification No.)




         6400 S. FIDDLER'S GREEN CIRCLE, SUITE 1000, ENGLEWOOD CO 80111
         --------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (303) 488-2019


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ITEM  5.  OTHER  EVENTS.

On October 23, 2002, Quovadx, Inc. announced its financial results for the quarter and nine month period ended September 30, 2002.

The full text of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.


Exhibit  No.    Description
-----------        -----------

99.1              Press release dated October 23, 2002 entitled "QUOVADX REPORTS
                  THIRD   QUARTER  RESULTS,  RECORDS  59%  GROWTH  IN  SOFTWARE
                  LICENSE  REVENUE"





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  QUOVADX, INC.

Date:  October  24,  2002



                                  By:  /s/  Gary  T.  Scherping
                                  -------------------------------------------
                                  Gary  T.  Scherping,  Executive  Vice
                                  President  of  Finance,  Chief  Financial
                                  Officer (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX


Exhibit  No.        Description
-----------        -----------
99.1               Press  release  dated  October  23,  2002


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